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                     Supplement No. 1 dated October 31, 2001

                                       to

                          Prospectus dated June 1, 2001

                                       for

                  State Street Research Core Fixed Income Fund
                State Street Research Core Plus Fixed Income Fund
                   State Street Research Large Cap Growth Fund
                State Street Research Core Large Cap Growth Fund
   SERIES OF STATE STREET RESEARCH INSTITUTIONAL FUNDS (THE "FUND" OR "FUNDS")

The following changes are subject to final approval by the Board of the Directors of the Funds and to an amendment to the Funds' registration statement, currently on file with the Securities and Exchange Commission, becoming effective. The investment manager anticipates that the amendment will become effective on or about December 17, 2001.

SHARE CLASS DESIGNATIONS:

The Fund has determined to consolidate all currently existing classes of shares of the Core Fixed Income Fund and the Core Plus Fixed Income Fund into Class IV shares. The Fund has also determined to consolidate all currently existing classes of shares of the Large Cap Growth Fund into Class III shares.

INVESTOR EXPENSES

     The section under the caption "Investor Expenses" beginning on page 10 is revised in its entirety as follows:

                                INVESTOR EXPENSES

     The information in the expense table below is designed to give you an idea of what you should expect to pay in expenses as an investor in the Funds. Except as noted, the information is based on the Funds' most recent fiscal year, and current results may be different. Shareholder Fees are costs that are charged to you directly. Annual Fund Operating Expenses are deducted from a Fund's assets every year, and are thus paid indirectly by all Fund shareholders.
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
                                                                        ANNUAL FUND OPERATING EXPENSES
                                                  ------------------------------------------------------------------------------
                             SHAREHOLDER FEES                                      TOTAL
                           (FEES PAID DIRECTLY                                   ANNUAL FUND                            NET
                               FROM YOUR           MANAGEMENT       OTHER         OPERATING          EXPENSE           ANNUAL
       FUND NAME               INVESTMENT)           FEE(1)        EXPENSES       EXPENSES(1)    REIMBURSEMENT(1)    EXPENSES(1)
------------------------   -------------------    -------------    ---------     ------------    ----------------    -----------
Core Fixed Fund                   None                0.25%         0.82%(2)         1.07%            0.82%             0.25%
Core Plus Fund                    None                0.25%         1.11%(2)         1.36%            1.11%             0.25%
Large Cap Growth Fund             None                0.45%         7.99%(2)         8.44%            7.99%             0.45%

     (1) THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED TO BEAR OR REIMBURSE CERTAIN FUND OPERATING EXPENSES SUCH THAT TOTAL ANNUAL FUND OPERATING EXPENSES OF EACH FUND DO NOT EXCEED THAT FUND'S STATED ANNUAL MANAGEMENT FEE RATE, EXCLUDING BROKERAGE COMMISSIONS AND OTHER INVESTMENT-RELATED COSTS, EXTRAORDINARY, NON-RECURRING AND CERTAIN OTHER UNUSUAL EXPENSES (INCLUDING TAXES, LITIGATION EXPENSES AND OTHER EXTRAORDINARY LEGAL EXPENSES), SECURITIES LENDING FEES AND EXPENSES AND INTEREST EXPENSE, THROUGH JUNE 1, 2004.

     (2) INCLUDES, FOR THE CORE FIXED FUND, THE CORE PLUS FUND AND THE LARGE CAP GROWTH FUND, A SHAREHOLDER SERVICING FEE EQUAL TO 0.05%, 0.05% AND 0.10% OF AVERAGE DAILY NET ASSETS, RESPECTIVELY.

                                    EXAMPLES

     The Examples convert the "Net Annual Fund Expenses" shown in the expense table into dollar amounts, and are designed to allow investors to compare the estimated costs of each Fund with those of other mutual funds. The Examples illustrate the costs an investor would incur on an initial investment of $10,000 held for the number of years indicated, assuming the investor reinvests all distributions and earns a hypothetical 5% annual return. Investors should keep in mind that the Examples are for comparison purposes only. A Fund's actual performance and expenses may be higher or lower.

             FUND NAME                    1 YEAR      3 YEARS(1)     5 YEARS(1)      10 YEARS(1)
------------------------------------     --------     ----------     ----------      -----------
Core Fixed Fund                            $26           $80             $332          $1,053
Core Plus Fund                             $26           $80             $397          $1,297
Large Cap Growth Fund                      $46          $137           $1,726          $5,245

     (1)THESE DOLLAR AMOUNTS ASSUME THAT THE INVESTMENT MANAGER'S EXPENSE REIMBURSEMENT ARRANGEMENTS DISCUSSED IN FOOTNOTE (1) TO THE FEE AND EXPENSE TABLE ON THE PRECEDING PAGE ARE NOT EXTENDED BEYOND JUNE 1, 2004. THE INVESTMENT MANAGER CURRENTLY EXPECTS THAT THESE ARRANGEMENTS WILL CONTINUE INDEFINITELY, SUBJECT TO PERIODIC ADJUSTMENTS FOR RISING (OR FALLING) COSTS (E.G. CUSTODY COSTS).
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STATE STREET RESEARCH CORE LARGE CAP GROWTH FUND ONLY:

Shares of the Core Large Cap Growth Fund are no longer available for investment. The Fund anticipates that the Core Large Cap Growth Fund will cease operations on or about December 12, 2001.